Exhibit 10.1

AMENDMENT NO.2 TO SECURED PROMISSORY NOTE NO.1

This Amendment No. 2 to the Secured Promissory Note No. 1 (the “Amendment ”), is made as of July 19, 2022 is by VIA Motors International, Inc., (the “Borrower”). Capitalized terms used but not defined herein shall have the respective meanings given to them in the Promissory Note (defined below).

WHEREAS, the Borrower issued a certain Secured Promissory Note No. 1 dated May 20, 2022, as amended on June 17, 2022 (“Promissory Note”) to Ideanomics Inc., (“Lender”) promising to repay the loan amount of $7,281,889.00 advanced by the Lender.

WHEREAS, the Borrower wishes to borrow, and the Lender wishes to advance, an additional amount of US$ 1,800,000.00 on the terms and conditions set forth in the Promissory Note.

WHEREAS, the Borrower desires to amend the Promissory Note as provided herein.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, mutually agree as follows:

1.	Notwithstanding anything to the contrary in the Promissory Note, effective as of the date hereof:

a.	the principal sum payable under the Promissory Note shall be NINE MILLION EIGHTY-ONE THOUSAND EIGHT HUNDRED EIGHTY-NINE Dollars (US$9,081,889.00).

b.	Simple interest on (i) US$ 2,181,889shall accrue from May 20, 2022; (ii) US$ 5,100,000 shall accrue from June 17, 2022; and (iii) US$ 1,800,000.00 shall accrue from the date hereof, in each case, till the Maturity Date at the rate of four percent (4%) per annum (such principal and interest together and all other amounts due and owing under the Promissory Note, the “Obligations”).

2.	Except to the extent herein expressly modified by the foregoing provisions of this Amendment, the Promissory Note is hereby ratified and confirmed in all respects.

3.	This Amendment may be executed by electronic signatures and in any number of counterparts with the same effect as if all signatory parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.

[signature page follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed and delivered in its name and on its behalf, all as of the day and year first above written.

VIA MOTORS INTERNATIONAL, INC., a Delaware corporation

By:	/s/ Robert C. Purcell
Name: Robert C. Purcell
Title: CEO

Acknowledged by:

IDEANOMICS, INC., a Nevada corporation

By:	/s/ Alf Poor
Name: Alf Poor
Title: Authorized Signatory